UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2020

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4510 Cox Road, Suite 201, Richmond, Virginia	23060
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 822-3260

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition
On April 2, 2020, Synalloy Corporation (“Synalloy”) issued a press release announcing improved shipments and bookings in its Metals Segment for the first quarter ended March 31, 2020, compared to the first quarter of 2019. Additionally, the Specialty Chemicals Segment experienced reduced shipments, on a pounds basis, compared to the first quarter of 2019, but improved revenues due to a favorable product mix shift to more value added contract manufacturing products.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference, and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 8.01 Other Events
On April 2, 2020, Synalloy issued a press release announcing its decision to suspend manufacturing operations at its wholly-owned subsidiary, Palmer of Texas Tanks, Inc. (“Palmer”), until further notice. The COVID-19 pandemic has had a devasting impact on the global oil and gas industry, and particularly in the Permian Basin. While Palmer’s financial performance in January and February was in line with the 2020 plan, this business unit experienced heavy cancellations and postponements in its order book throughout the month of March. Synalloy hopes to re-open Palmer when the COVID-19 pandemic is over and the oil and gas industry in the Permian Basin returns to normalized pricing and demand levels.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Synalloy Corporation Press Release dated April 2, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

Dated: April 2, 2020